January 24, 1995


Continental Managed Pharmacy Services, Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
1400 E. Schaaf Road
Brooklyn Heights, Ohio 44131

Gentlemen:

     This letter agreement (the "Agreement") constitutes an agreement by and between COMERICA BANK, a Michigan banking corporation ("Bank"), and CONTINENTAL MANAGED PHARMACY SERVICES, INC. an Ohio corporation (the "Company"), pertaining to certain loans and other credit which Bank has made or may from time to time hereafter make available to the Company and its wholly-owned subsidiaries, CONTINENTAL PHARMACY, INC., an Ohio corporation ("CPI"), PREFERRED RX, INC., an Ohio corporation ("Preferred"), AUTOMATED SCRIPTS, INC., an Ohio corporation ("ASI"), and VALLEY PHYSICIANS SERVICES, INC., an Ohio corporation ("VPSI"). (CPI, Preferred, ASI and VPSI are sometimes collectively hereinafter referred to as the "Subsidiaries") (the Company and the Subsidiaries are sometimes collectively hereinafter referred to as "Borrower").

     In consideration of all present and future loans and credit made available by Bank to Borrower, and all present and future liabilities, obligations and indebtedness of Borrower to Bank, howsoever created, evidenced, existing or arising, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing or arising, or due or to become due (herein collectively called the "Liabilities"), Borrower covenants and agrees as follows:

     1. Each loan or other extension of credit made by Bank to or otherwise in favor of Borrower shall be evidenced by and subject to a promissory note or other agreement or evidence of indebtedness acceptable to Bank and executed and delivered by Borrower and unto Bank (any and all notes, instruments, documents and agreements at any time evidencing, governing, securing or otherwise relating to any of the Liabilities, including this Agreement, are herein collectively called the "Loan Documents").

Continental Managed Pharmacy Services, Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
January 24, 1995
Page 2


     2. Borrower hereby represents and warrants, and such representations and warranties shall be deemed to be continuing representations and warranties during the entire life of this Agreement and thereafter so long as any Liabilities remain outstanding:

              (a) Each of the Company and the Subsidiaries is a corporation duly organized and existing in good standing under the laws of the State of Ohio; is duly qualified and authorized to do business as a foreign corporation in each jurisdiction where the character of its assets or the nature of its activities makes such qualification necessary; has the legal power and authority to own its properties and assets and to carry out its business as now being conducted in each such jurisdiction wherein such qualification is necessary. The execution, delivery and performance of this Agreement and any and all other Loan Documents by each of the Company and the Subsidiaries are within its corporate powers, have been duly authorized by all requisite corporate action, are not in contravention of the terms of each of the Company's and the Subsidiaries' Articles of Incorporation or Code of Regulations and are not, to the Company's and the Subsidiaries' knowledge, in violation of law and do not require the consent or approval of any governmental body, agency or authority; and this Agreement and any other Loan Documents contemplated hereby, when issued and delivered, will be valid and binding and legally enforceable against each of the Company and the Subsidiaries in accordance with their terms.

              (b) The execution, delivery and performance of this Agreement and any other Loan Documents required under this Agreement, and the issuance of this Agreement and such other Loan Documents by each of the Company and the Subsidiaries, and the borrowings contemplated hereby, are not in contravention or violation of the terms of any indenture, agreement or undertaking to which each is a party or by which it or any of its property or assets is bound, and will not result in the creation or imposition of any lien or encumbrance of any nature whatsoever upon any of the property or assets of the Company or the Subsidiaries, except to or in favor of Bank.

Continental Managed Pharmacy Services. Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
January 24, 1995
Page 3


              (c) No litigation or other proceeding before any court or administrative agency is pending, or to the knowledge of the officers of the Company or the Subsidiaries, is threatened against Company or the Subsidiaries, the outcome of which could materially impair the Company's or the Subsidiaries' financial condition or their ability to carry on their business or their ability to pay and perform their liabilities and obligations hereunder or otherwise in respect of the Liabilities.

              (d) There are no security interests in, or liens, mortgages, or other encumbrances on any of the Company's or the Subsidiaries' property or assets, except those listed on
                     Schedule 1 to this Agreement or to or in favor of Bank.

              (e) Each of the Company and the Subsidiaries has all licenses, permits and governmental approvals necessary to operate a pharmacy and all such licenses, permits and approvals are in full force and effect

              (f) There exists no condition or event which constitutes, or with the giving of notice or the passage of time, or both, would constitute, an Event of Default (as hereinafter defined) under any of the Liabilities.

     3. So long as any Liabilities remain outstanding, Borrower covenants and agrees that it shall:

              (a) (i) Furnish annually to Bank, in form satisfactory to Bank, and within ninety (90) days after and as of the close of each fiscal year of each of the Company and the Subsidiaries, a balance sheet as of the close of each such fiscal year, statements of income and retained earnings and changes in financial position for each such year, and such other comments and financial details as are usually included in similar reports; (ii) furnish in form similar to statements previously submitted to Bank, within thirty
                     (30) days after and as of the close of each month of each fiscal year of each of the Company or the Subsidiaries, financial statements containing the balance sheets and statements of income and retained earnings and changes in financial position

Continental Managed Pharmacy Services, Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
January 24, 1995
Page 4


                     for the portion of the fiscal year up to the end of such period; and (iii) promptly furnish Bank, in form and detail satisfactory to Bank, such other information as Bank may reasonably request from time to time. The annual statements to be furnished to Bank pursuant to (i) above should be prepared on an audited basis by independent certified public accountants selected by Company and acceptable to Bank, and the monthly financial statements to be furnished to Bank pursuant to (ii) above should be certified by an authorized officer of the Company and the Subsidiaries. All of such financial statements should be prepared in accordance with generally accepted accounting principles consistent with prior periods ("GAAP").

              (b) Preserve and keep in full force and effect each of the Company's and the Subsidiaries' corporate existence in good standing; continue to conduct and operate its business substantially as presently conducted and operated and maintain and protect all franchises and trade names and preserve all the remainder of its property and assets used or useful in the conduct of its business and keep the same in good repair and condition.

              (c) Promptly inform Bank of the occurrence of any Event of Default, or any condition or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, or of any condition or event which could have a materially adverse effect upon the Company's or the Subsidiaries' business, properties, financial condition or ability to comply with their obligations hereunder or otherwise in respect of any of the Liabilities.

              (d) Not affirmatively pledge or mortgage any of its property or assets, whether now owned or hereafter acquired, or create, suffer or permit to exist, any lien or security interest or encumbrance thereon, except to or in favor of Bank, Foxmeyer Drug Company ("Foxmeyer") or, except for leases currently in place, for leased equipment in an amount not to exceed $50,000 in the aggregate.

              (e) Maintain in full force and effect all licenses, permits and governmental approvals necessary to operate its business.

Continental Managed Pharmacy Services. Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
January 24, 1995
Page 5


              (f) Maintain at all times a Net Worth of not less than $4,200,000. "Net Worth" shall mean the excess of (A) the net book value of the assets of the Company after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), over (B) all liabilities of Company.

              (g) Maintain, at all times a Debt to Net Worth Ratio of not more than 2.5 to 1.0. "Debt to Net Worth Ratio" shall mean the ratio of (i) total liabilities of the Company, as determined in accordance with GAAP, to (ii) Net Worth.

              (h) Maintain at all times a current ratio of not less than 1.0 to 1.0. "Current Ratio" shall mean the ratio of (i) current assets of the Company, as determined in accordance with GAAP, to (ii) current liabilities of the Company, excluding any current portion of the Liabilities owing by the Borrower to Bank pursuant to the Master Revolving Note, as determined in accordance with GAAP.

              (i)    Maintain  as  of  December  31  of  each  year,  commencing
                     December 31,  1995, a Fixed Charge  Coverage for the twelve
                     (12) months then ended of at least two times. "Fixed Charge Coverage" shall be determined in accordance with GAAP and shall mean (i) operating income plus depreciation plus amortization plus interest divided by (ii) interest and the current maturities of all long term debt.

              (j) Pay the fees incurred by Bank in auditing the Company in connection with the Liabilities. The fees to be paid by the Company shall not exceed $3,000 per audit and the Company shall have no obligation to pay for more than 3 audits in any calendar year period. Notwithstanding the foregoing, the Bank shall not be limited in the number of additional audits it may undertake at its own expense in any calendar year period.

              (k) Provide Bank, within thirty (30) days after the end of each quarter during the term of this Agreement, a statement, signed by the president or chief financial officer of the Company, certifying that each of the Company and the Subsidiaries is in compliance with the covenants set forth in this Agreement.

Continental Managed Pharmacy Services, Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
January 24, 1995
Page 6


              (1) Provide Bank promptly such other data and information (financial and otherwise) as Bank, from time to time, may reasonably require.)

     4. An "Event of Default" shall be deemed to have occurred or exist under this Agreement upon the occurrence and/or existence of any of the following conditions or events:

              (a) Borrower shall fail to pay the principal of or interest on or shall otherwise fail to pay any other amount owing by Borrower to Bank under any of the Liabilities, and such default in payment shall continue unremedied or uncured for a period of five (5) days after such payment was due;

              (b) Any representation, warranty, certification or statement made or deemed to have been made by Borrower herein or in any certificate, financial statement or other document or agreement delivered by Borrower to Bank, or by other on behalf of Borrower, shall prove to be untrue in any material respect;

              (c) Borrower shall fail to observe or perform, in any material respect, any condition, covenant or agreement of Borrower set forth herein (other than as provided in subparagraph
                     (a) above), and, in the case of those covenants and agreements set forth in paragraphs 3(a), (b), (e), (f) (g) or (h) hereof, such default shall continue unremedied or uncured for a period of thirty (30) days after the earlier of the date of written notice thereof by Bank to Borrower or the date Bank is notified, or should have been notified by Borrower pursuant to Borrower's obligations under paragraph 3(c) of this Agreement, of such default;

              (d) Borrower shall fail to observe or perform, in any material respect, any condition, covenant or agreement of Borrower set forth in any other Loan Document (other than as provided in subparagraphs (a) above), and such default shall remain unremedied or uncured beyond any period of grace or cure, if any, provided with respect thereto; or

Continental Managed Pharmacy Services, Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
January 24, 1995
Page 7


              (e) Upon the occurrence or existence of any "Default" or "Event of Default", as the case may be, which continues uncured beyond the expiration of any applicable grace period set fort in any other Loan Document including, without limitation, the Guaranty.

     5. Upon the occurrence of any Event of Default, Bank may give notice to Borrower declaring all outstanding Liabilities to be due and payable, whereupon all such Liabilities then outstanding shall immediately become due and payable, without further notice or demand, and any commitment or obligation, if any, on the part of Bank to make loans or otherwise extend credit to Borrower shall immediately terminate, all indebtedness then outstanding under the Liabilities shall automatically become immediately due and payable, and any such commitment or obligation on the part of Bank, if any, shall immediately terminate, in each case without notice or demand, which are hereby expressly waived by Borrower. Further, upon the occurrence of any Event of Default, Bank may collect, deal with and dispose of all or any part of any security in any manner permitted or authorized by the Ohio Uniform Commercial Code or other applicable law (including public or private sale) and after deducting expenses (including reasonable attorneys' fees and expenses), Bank may apply the proceeds and any deposits or credits in part or fall payment of any of the Liabilities, whether due or not, in any manner or order which Bank elects. Borrower shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand.

     6. Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Bank under the other Sections of this Agreement, it is understood and agreed that Bank shall have no obligation to advance funds to Borrower at any time under the Loan Documents unless and until each of the following conditions have been and continue to be satisfied, all in form and substance satisfactory to Bank and its counsel:

              (a) Absence of Legal Actions. No legal action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body which would have a material adverse effect on the business, property or condition of the Borrower or which seeks to enjoin, restrain, or prohibit, or to obtain damages in respect of this Agreement or any of the other Loan Documents or the consummation of the transactions contemplated hereby or thereby.

Continental Managed Pharmacy Services. Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
January 24, 1995
Page 8


              (b) Representations and Warranties. The representations and warranties of Borrower in this Agreement and any of the other Loan Documents are true and correct in all material respects and no Event of Default or condition which, with notice, lapse of time or both would constitute an Event of Default then exists.

              (c)    Delivery  of  Documents.   Bank  shall  have  received  the
                     following documents, each to be in form and substance satisfactory to Bank and its counsel:

                     (i)    The Master Revolving Note duly executed by Borrower;

                     (ii)   The  Advance  Formula  Agreement  duly  executed  by
                            Borrower;

                     (iii) The Variable Rate Installment Note duly executed by Borrower;

                     (iv) The Guaranty duly executed by Michael R. Erlenbach (the "Guarantor"), and the Guarantor shall not have terminated the Guaranty;

                     (v) The Security Agreement (Equipment) and the Security Agreement (Accounts and Chattel Paper) in form and substance acceptable to Bank, duly executed by Borrower;

                     (vi) Intercreditor Agreement of Foxmeyer in form and substance acceptable to Bank;

                     (vii) The written opinion of counsel to Borrower and the Guarantor as to the transactions contemplated by this Agreement in form and substance satisfactory to Bank and its counsel;

                     (viii) Copies of all filing receipts or acknowledgements or other oral or written evidence issued by any governmental authority to evidence any filing or recordation

Continental Managed Pharmacy Services, Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
January 24, 1995
Page 9


                            necessary to perfect the liens of Bank in the Collateral and evidence in a form acceptable to Bank that such liens constitute valid and first priority perfected liens;

                     (ix)   Certified   copies   of  the   Company's   and   the
                            Subsidiaries' casualty and liability insurance policies evidencing the existence of the insurance coverage required pursuant to the Loan Documents, together with all appropriate endorsements thereto naming Bank as a loss payee and additional insured in form and substance satisfactory to Bank;

                     (x) A Certificate of the Secretary or an Assistant Secretary of each of the Company and the Subsidiaries, dated as of the date Bank makes its initial advance of loans pursuant to this Agreement, certifying (a) that attached thereto is a true and complete copy of the Articles of Incorporation and Code of Regulations of each of the Company and the Subsidiaries, as in effect on the date of such certification, (b) that attached thereto is a true and complete copy of resolutions, in form satisfactory to Bank, adopted by the Board of Directors of each of the Company and the
                            Subsidiaries, authorizing the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby and that said resolutions are all resolutions adopted with respect to said subject matter and remain in fall force and effect without modification, and (c) as to the incumbency and genuineness of the signature of each officer of each of the Company and the Subsidiaries executing this Agreement and the other Loan Documents to which each of the Company and the Subsidiaries is a party;

                     (xi) Good standing certificate for each of the Company and the Subsidiaries issued by the Secretary of State of Ohio;

Continental Managed Pharmacy Services, Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
January 24, 1995
Page 10


                     (xii) A certificate signed by the President and Chief Executive Officer of each of the Company and the Subsidiaries and dated as of the date Bank makes its initial advance of loans pursuant to this Agreement, stating that (a) the representations and warranties set forth in Section 2 of this Agreement are true and correct on and as of such date, (b) each of the Company and the Subsidiaries is on such date in compliance with all the terms and provisions set forth in this Agreement, and (c) on such date no event or condition has occurred or is continuing which with the giving of notice, the lapse of time, or both, would constitute an Event of Default;

                     (xiii) Delivery by the  Company of a check  payable to Bank in an amount equal to the sum of the fees incurred by Bank for legal and audit services in connection with this transaction and a Closing Fee in the amount of $32,000, the receipt of $10,000 in prepayment of these sums is hereby acknowledged;

                     (xiv) Written instructions from each of the Company and the Subsidiaries directing the disbursement of proceeds of the loans made pursuant to this Agreement; and

                     (xv) Such other agreements, instruments and documents including, without limitation, assignments, security agreements, mortgages, deeds of trust, pledges, guaranties and consents, which Bank may require to be executed in connection with this Agreement

     7. Provided Borrower has delivered to Bank a duly executed telephone notice authorization in the Bank's standard form, Borrower may request an advance pursuant to the Master Revolving Note by telephone request, in accordance with such telephone notice authorization. Each such request for an advance shall be made to Bank by 2:00 p.m. on the proposed date of advance. Once delivered to Bank, such request for an advance shall not be revocable by Borrower. The Bank may require the Borrower to execute a written request for advances, in the Bank's standard form, as a condition to advances if, on the basis of reasonable considerations, the Bank determines that written documentation regarding the

Continental Managed Pharmacy Services, Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
January 24,1995
Page 11


request of the Borrower for advances is appropriate. Subject otherwise to the terms hereof and the Loan Documents, Bank shall make available to Borrower the amount of the advance so requested not later than 4:00 p.m. (Detroit time) on the date of such advances by credit to an account of Borrower maintained with Bank or to such other account or third party as Borrower may reasonably request.

     8. No forbearance on the part of Bank in enforcing any of its rights or remedies under this Agreement or any other Loan Document, nor any renewal, extension or rearrangement of any payment or covenant to be made or performed by Borrower hereunder or any such other Loan Document, shall constitute a waiver of any of the terms of this Agreement or such Loan Document or of any such right or remedy.

     9. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Ohio. Notwithstanding the foregoing, the parties acknowledge that the Liabilities created in and secured by the Loan Documents were approved and made and the proceeds of the loans have been disbursed in the State of Michigan

     10. All covenants, agreements, representations and warranties made in connection with this Agreement and any other Loan Documents shall survive the borrowing hereunder or thereunder until such time as all of the Liabilities are paid in full and shall be deemed to have been relied upon by Bank. All statements contained in any certificate or other document delivered to Bank at any time by or on behalf of the Company or the Subsidiaries pursuant hereto shall constitute representations and warranties by the Company and the Subsidiaries.

     11. Borrower agrees that it will pay all costs and expenses in connection with the preparation of this Agreement and any other Loan Documents contemplated hereby, including, without limitation, reasonable attorneys' fees and disbursements of counsel for the Bank.

     12. BORROWER AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVE ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING TIE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE LIABILITIES.

Continental Managed Pharmacy Services, Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
January 24, 1995
Page 12


     13. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign, or transfer any of its rights or obligations hereunder or otherwise in respect of any of the Liabilities without the prior written consent of Bank.

     If the foregoing is acceptable to Company, please indicate with the authorized signature of Company as provided below.

                                        Very truly yours,

                                        COMERICA BANK

                                        By: /s/ JAMES P. HANSON

                                        Its: Vice President


ACCEPTED AND AGREED:


CONTINENTAL MANAGED PHARMACY
SERVICES, INC.

By: /s/ MICHAEL R. ERLENBACH

Its: Executive Vice President



CONTINENTAL PHARMACY, INC.

By: /s/ MICHAEL R. ERLENBACH

Its: Executive Vice President

Dated: 1/24/95

Continental Managed Pharmacy Services, Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
January 24, 1995
Page 13


PREFERRED RX, INC.

By: /s/ MICHAEL R. ERLENBACH

Its: President

Dated: 1/24/95


AUTOMATED SCRIPTS, INC.

By: /s/ MICHAEL R. ERLENBACH

Its: President

Dated: 1/24/95


VALLEY PHYSICIANS SERVICES, INC.

By: /s/ MICHAEL R. ERLENBACH

Its: Vice President

Dated: 1/24/95